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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: DECEMBER 4, 2000


                       Centennial First Financial Services
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


       California                  000-29105               68-0390121
----------------------------    ---------------         ----------------
(State or Other Jurisdiction    Commission File         (I.R.S. Employer
    of Incorporation)               Number             Identification No.)

            218 East State Street, Redlands, CA                    92373
          ----------------------------------------               ----------
          (Address of Principal Executive Offices)               (Zip Code)


                                 (909) 798-3611
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                    This Report includes a total of 5 pages.


                                                               Page 1 of 4 Pages
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ITEM 5. OTHER EVENTS

The Registrant issued a press release in connection with the signing of a definitive agreement to acquire Palomar Community Bank. The press release is included as Exhibit 99.1 and is incorporated herein by this reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA
        FINANCIAL STATEMENTS AND EXHIBITS

c.      Exhibits.

        99.1   Press Release                                   Page 2 of 4 pages

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    CENTENNIAL FIRST FINANCIAL SERVICES




December 4, 2000                    By: /s/ Doug Spencer
                                       -------------------------------
                                    Doug Spencer
                                    President & Principal Executive Officer

                                                               Page 3 of 4 pages


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                                INDEX TO EXHIBITS


        99.1   Press Release

                                                               Page 4 of 4 Pages